Neuberger Berman Alternative and Multi-Asset Class Funds®
Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information, each dated February 28, 2015, as amended and supplemented

Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C, Institutional Class and Class R6
Neuberger Berman Long Short Multi-Manager Fund
Class A, Class C and Institutional Class
This supplement describes important changes affecting Neuberger Berman Absolute Return Multi-Manager Fund (“ARMM Fund”) and Neuberger Berman Long Short Multi-Manager Fund (”LSMM Fund” and, together with ARMM Fund, the “Funds”).  If you have any questions regarding these changes, please contact NB Management at 877-628-2583.

Subadvisers

Effective as of December 30, 2015, SLS Management, LLC (“SLS”) will no longer act as a subadviser to the Funds.  Accordingly, all references to SLS in the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Funds are hereby deleted in their entirety.

Addition of Secondary Index for ARMM Fund

The ARMM Fund is adding HFRX Global Hedge Fund Index as a secondary performance benchmark.  The following disclosure is added above the row relating to the S&P 500 Index in table entitled “Average Annual Total % Returns as of 12/31/14*” in the “Performance” section of the ARMM Fund’s Summary Prospectuses and Prospectuses:

	1 Year	Since Inception (5/15/2012)
HFRX Global Hedge Fund Index (reflects deduction for fees and expenses, but not taxes)	-0.58%	2.79%

The following disclosure is added to the section of the ARMM Fund’s Prospectuses entitled “Descriptions of Indices”:

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

Additional Disclosures for LSMM Fund

The following disclosures are added to the section of the LSMM Fund’s Summary Prospectus and Prospectus entitled “Principal Investment Risks” and the section of the LSMM Fund’s Prospectus entitled “Additional Information about Principal Investment Risks”:

Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen as anticipated or may happen in modified or conditional form, or the market may react differently than expected to the event. Furthermore, an event, such as a pending restructuring or spin-off, may be renegotiated or terminated or involve a longer time frame than originally contemplated. In addition, certain events, such as companies emerging from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations and management of such companies may be addressing a situation with which it has little experience. In general, event-driven strategies may fail if the subadviser is unable to obtain adequate information about the event or does not properly analyze the information available. The actions of other market participants may also disrupt an event.

Arbitrage Strategies Risk. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner.

Special Situations Risk. The Fund’s use of event-driven and arbitrage strategies will cause it to invest in actual or anticipated special situations – i.e., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies. These transactions may not be completed as anticipated or may take an excessive amount of time to be completed. They may also be completed on different terms than anticipated. Some special situations are sufficiently uncertain that the Fund may lose its entire investment in the situation. The Fund may receive illiquid securities as a result of its investment in certain special situations.

The date of this supplement is December 30, 2015.

Please retain this supplement for future reference.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800.877.9700 Institutional Services: 800.366.6264 Web site: www.nb.com